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                        SEI INSTITUTIONAL MANAGED TRUST
                           SMALL CAP GROWTH PORTFOLIO
                       SUPPLEMENT DATED OCTOBER 15, 1997
                    TO THE PROSPECTUS DATED JANUARY 31, 1997

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

At a meeting held on September 15, 1997, the Board of Trustees of SEI Institutional Managed Trust (the "Trust") approved a new sub-advisory agreement (the "New Agreement") between SEI Investments Management Corporation and Furman Selz Capital Management LLC ("Furman Selz"), relating to the Small Cap Growth Portfolio (the "Portfolio").

Furman Selz currently serves as a Sub-Adviser for a portion of the assets of the Portfolio. Effective on October 1, 1997, Furman Selz was acquired by ING Groep N.V.

ING Groep N.V., headquartered in Amsterdam, is an integrated global insurance, banking, and investment services business with operations in 58 countries. With total assets of $289 billion and shareholders equity of $23 billion, ING Groep N.V. is the largest financial services group in the Netherlands and the fourth largest financial institution in Europe. For 1996, the company had over $35 billion of total revenue generating after tax profits of about $1.9 billion.

As a result of this transaction, the Portfolio's existing sub-advisory agreement with Furman Selz terminated. The New Agreement became effective upon the closing of the transaction. The New Agreement is identical in all material respects to the existing sub-advisory agreement, including the amount of compensation payable to Furman Selz. Matthew Price and David Campbell, the portfolio managers for Furman Selz's portion of the assets of the Portfolio, will continue to serve as portfolio managers.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-A-101-01
SEI-A-010-01